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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):            March 6, 2000

HEI, INC.

(Exact Name of Registrant as Specified in Its Charter)

Minnesota
(State or Other Jurisdiction of Incorporation)

0-10078 (Commission File Number)	41-0944876 (I.R.S. Employer Identification No.)
1495 Steiger Lake Lane, Victoria, Minnesota (Address of Principal Executive Offices)	55386 (Zip Code)

952-443-2500
(Registrant's Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 2. Acquisition or Disposition of Assets.

    The undersigned registrant, HEI, Inc. ("HEI"), hereby amends Item 7 of its Current Report on Form 8-K, dated March 6, 2000 (initially filed with the Commission on March 21, 2000), to include the financial statements and exhibits identified in Item 7 below. The initially-filed Form 8-K described HEI's acquisition of Cross Technology, Inc. ("Cross"), in accordance with an Agreement and Plan of Reorganization, dated as of February 25, 2000, between HEI, Cross and the shareholders of Cross.

Item 7. Financial Statements and Exhibits.

  (a)
  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

    The following financial statements of Cross and the report of KPMG LLP, HEI's certified independent public accountants, are included in this report:

  •
  Independent Auditors' Report

  •
  Balance Sheets of Cross as of August 31, 1999 and 1998.

  •
  Statements of Operations of Cross for the years ended August 31, 1999 and 1998.

  •
  Statements of Shareholders' Equity of Cross for the years ended August 31, 1999 and 1998.

  •
  Statements of Cash Flows of Cross for the years ended August 31, 1999 and 1998.

  •
  Notes to Financial Statements.

  (b)
  PRO FORMA FINANCIAL INFORMATION

    The following pro forma financial information is included in this report:

  •
  Pro Forma Consolidated Statements of Operations for the years ended August 31, 1999 and 1998.

    The additional financial information required pursuant to Item 7 of Form 8-K is incorporated herein by reference to Item 1 of HEI's Form 10-QSB for the quarter ended March 4, 2000 (SEC File No. 000-10078).

  (c)
  EXHIBITS

    99.3 HEI's Form 10-QSB for the quarter ended March 4, 2000.

INDEX TO EXHIBITS

Exhibit No.	Description
99.3	HEI'a Form 10-QSB for the quarter ended March 4, 2000.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned thereunto duly authorized.

Dated: May 19, 2000

HEI, INC.
By:	/s/ ANTHONY J. FANT Anthony J. Fant Chairman and Chief Executive Officer

CROSS TECHNOLOGY, INC.
Financial Statements
August 31, 1999 and 1998

CROSS TECHNOLOGY, INC.

Independent Auditors' Report

The Board of Directors
Cross Technology, Inc.:

     We have audited the accompanying balance sheets of Cross Technology, Inc. (the Company) as of August 31, 1999 and 1998, and the related statements of operations, shareholders' equity, and cash flows for the periods then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Cross Technology, Inc. as of August 31, 1999 and 1998, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

                      /s/ KPMG LLP

April 30, 2000
Minneapolis, Minnesota

CROSS TECHNOLOGY, INC.

Balance Sheets

August 31, 1999 and 1998

	1999	1998
Assets
Current assets:
Cash and cash equivalents	$826,207	186,299
Accounts receivable	519,874	593,721
Inventories	384,640	176,417
Deferred tax asset	95,826	100,605
Other assets	59,175	44,641

Total current assets	1,885,722	1,101,683

Property and equipment	1,566,220	1,189,828
Less accumulated depreciation	(666,190)	(586,463)

	900,030	603,365

Total assets	$2,785,752	1,705,048

Liabilities and Shareholders' Equity
Current liabilities:
Current maturities of long-term debt	$42,236	—
Accounts payable	281,200	182,350
Salaries and related costs	376,595	414,844
Accrued expenses	151,761	160,560
Income tax payable	208,762	32,892

Total current liabilities	1,060,554	790,646

Long-term debt, less current portion	197,329	—
Deferred tax liability	117,549	120,335

Total liabilities	1,375,432	910,981

Shareholders' equity:
Common stock of $.01 par value per share authorized 120,000; 120,000 issued and outstanding, respectively	1,200	1,200
Additional paid-in capital	405,066	405,066
Retained earnings	1,004,054	387,801

Total shareholders' equity	1,410,320	794,067
Commitments and contingencies (note 7)

Total liabilities and shareholders' equity	$2,785,752	1,705,048

See accompanying notes to financial statements.

CROSS TECHNOLOGY, INC.

Statements of Operations

Years ended August 31, 1999 and 1998

	1999	1998
Net sales	$4,765,795	3,960,877
Cost of sales	2,644,489	2,512,513

Gross profit	2,121,306	1,448,364
Selling, general, and administrative expense	1,139,026	1,117,688

Operating income	982,280	330,676
Interest expense	9,318	4,200

Income before income taxes	972,962	326,476
Income tax expense	356,709	117,394

Net income	$616,253	209,082

Earnings per share—basic and diluted	$5.14	1.74
Weighted average common shares outstanding—basic and diluted	120,000	120,000

See accompanying notes to financial statements.

CROSS TECHNOLOGY, INC.

Statements of Shareholders' Equity

Years ended August 31, 1999 and 1998

	Common Stock
			Additional paid-in capital	Retained earnings	Total shareholders' equity
	Shares	Amounts
Balance, August 31, 1997	120,000	$1,200	405,066	178,719	584,985
Net income	—	—	—	209,082	209,082

Balance, August 31, 1998	120,000	1,200	405,066	387,801	794,067
Net income	—	—	—	616,253	616,253

Balance, August 31, 1999	120,000	$1,200	405,066	1,004,054	1,410,320

See accompanying notes to financial statements.

CROSS TECHNOLOGY, INC.

Statements of Cash Flows

Years ended August 31, 1999 and 1998

	1999	1998
Cash flows from operating activities:
Net income	$616,253	209,082
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation	79,727	112,113
Deferred taxes	1,993	19,730
Change in operating assets and liabilities:
Accounts receivable	73,847	(43,771)
Inventory	(208,223)	27,279
Other assets	(14,534)	(44,641)
Accounts payable	98,850	26,026
Accrued expenses	(47,048)	(129,174)
Income tax payable	175,870	32,892

Net cash provided by operating activities	776,735	209,536

Cash flows from investing activities:
Purchases of property and equipment	(376,392)	(47,470)

Net cash used in investing activities	(376,392)	(47,470)

Cash flows from financing activities:
Proceeds from issuance of note payable	250,000	—
Payments on note payable	(10,435)	(250,000)

Net cash provided (used) by financing activities	239,565	(250,000)

Net increase (decrease) in cash	639,908	(87,934)
Cash, beginning of year	186,299	274,233

Cash, end of year	$826,207	186,299

Supplemental disclosure of noncash financing and investing activities:
Cash paid for interest	$5,118	—
Cash paid for income taxes	178,846	64,772

See accompanying notes to financial statements.

CROSS TECHNOLOGY, INC.

Notes to Financial Statements

August 31, 1999 and 1998

(1)
Description of Business and Summary of Significant Accounting Policies
(a)
Nature of the Business

    Cross Technology, Inc. (the Company) manufactures and markets wireless Smart Cards and other ultra-miniature radio frequency (RF) applications.

  (b)
  Cash Equivalents

    The Company considers highly liquid debt instruments with an initial maturity of three months or less to be cash equivalents.

  (c)
  Inventories

    Inventories are stated at the lower of cost or market and primarily consist of purchased parts. The first-in, first-out cost method is used to value inventories.

  (d)
  Property and Equipment

    Property and equipment are stated at cost. Depreciation and amortization are provided on the straight-line method over the estimated useful lives of the property and equipment. The approximate useful lives of years and fixtures and equipment are 3-10 years.

    Maintenance and repairs are charged to expense as incurred. Major improvements and tooling costs are capitalized and depreciated over their estimated useful lives. The cost and accumulated depreciation of property and equipment retired or otherwise disposed of are removed from the related accounts, and any resulting gain or loss charged or credited to operations.

  (e)
  Long-Lived Assets

    Long-lived assets and certain identifiable intangibles are evaluated for impairment whenever events or changes in circumstances indicate that the carrying value of an asset may not be recoverable.

  (f)
  Pension Plan

    The Company has a cash balance pension plan which covers all qualified employees. Pension plan costs are accrued based on actuarial estimates with the pension cost funded annually.

  (g)
  Revenue Recognition

    Revenue is recognized at the time of shipment.

  (h)
  Income Taxes

    Deferred income tax assets and liabilities are recognized for the expected future tax consequences of events that have been included in the financial statements or tax returns. Deferred income tax assets and liabilities are determined based on the differences between the financial statement and tax bases of assets and liabilities using currently enacted tax rates in effect for the year in which the differences are expected to reverse. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized. Income tax expense (benefit) is the tax payable (receivable) for the periods and the change during the period in deferred income tax assets and liabilities.

  (i)
  Use of Estimates

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

(2)
Major Customers

  Three customers comprised approximately 25%, 21%, and 15%, respectively, of fiscal 1999 net sales and approximately 32%, 23%, and 18%, respectively, of fiscal 1998 net sales. The amounts due from these customers at August 31, 1999 and 1998 totaled $198,239 and $443,717, respectively.

(3)
Cash Balance Pension Plan

  The Company has a defined benefit cash balance pension plan which is available to qualified employees of the Company. Plan benefits are based upon the employees' years of service and compensation.

	1999	1998
Change in benefit obligation:
Benefit obligation at beginning of year	$446,033	246,796
Service cost	203,107	184,051
Interest cost	33,452	18,469
Benefits paid	—	(3,283)

Benefit obligation at end of year	$682,592	446,033

	1999		1998
Change in plan assets:
Fair value of plan assets at beginning of year		$326,335	142,898
Actual return on plan assets		78,598	21,396
Employer contribution		184,466	165,324
Benefits paid		—	(3,283)

Fair value of plan assets at end of year		$589,399	326,335

Funded status:	$
Unrecognized actuarial gain		(58,443)	(11,238)
Unrecognized prior service cost		66,405	73,046
Additional liability		(7,962)	(61,808)

Net amount recognized		$—	—

Amounts recognized in the statement of financial position consist of:
Accrued benefit liability		$93,193	119,698

Weighted-average assumptions as of August 31:
Discount rate		7.5%	7.5%
Expected return on plan assets		7.5%	7.5%
Rate of compensation increase		—	—
Components of net periodic benefit cost:
Service cost		$203,107	184,051
Interest cost		33,452	18,469
Expected return on plan assets		(31,393)	(15,843)
Amortization of prior service cost		6,641	6,641

Total benefit cost		$211,807	193,318

(4)
Note payable

  On May 24, 1999, the Company entered into a loan agreement with a financial institution in the amount of $250,000. Outstanding principal and interest is payable in monthly installments of $5,103, at a fixed interest rate of 8.190 percent. The note matures on May 20, 2004 and is secured by certain equipment of the Company.

(5)
Income Taxes

  Income tax expense for the years ended August 31, 1999 and August 31, 1998 is summarized as follows:

	Current	Deferred	Total
1999:
Federal	$323,876	1,819	325,695
State	30,840	174	31,014

	$354,716	1,993	356,709

1998:
Federal	$88,894	18,015	106,909
State	8,770	1,715	10,485

	$97,664	19,730	117,394

  Tax expense on income before income taxes differs from the amounts derived by applying the federal statutory rate for the following reasons:

	1999		1998
	Amount	Percentage of pretax income	Amount	Percentage of pretax income
Computed 'expected' federal tax expense	$330,807	34.0%	$111,102	34.0%
State income tax, net of federal income tax benefit	20,469	2.1%	6,920	2.1%
Other	5,433	0.6%	(628)	(0.1)%

Total income tax expense	$356,709	36.7%	$117,394	36.0%

  Deferred income tax assets and liabilities result from temporary differences in the carrying values of assets and liabilities for financial statement and income tax purposes. The deferred tax assets and liabilities at August 31, 1999 and 1998 relate to the following asset and liability accounts:

	1999	1998
Deferred tax assets related to:
Inventory	$30,847	28,870
Accrued vacation	10,874	11,619
Officer bonus payable	54,105	60,116
Total deferred tax assets	95,826	100,605
Valuation allowance	—	—
Net deferred tax assets	95,826	100,605
Deferred tax liabilities related to depreciation	117,549	120,335
Total deferred tax liabilities	117,549	120,335

Net deferred tax liabilities	$21,723	19,730

  Management has determined, based on prior earnings history and anticipated earnings, that no valuation allowance is necessary.

(6)
Related Party Transactions

  The Company purchased life insurance policies for the principal shareholders of the Company. The Company pays the premiums for the life insurance policies and is the named beneficiary for each of the respective life insurance policies. The Company capitalizes premiums paid not to exceed the cash surrender value which is included with other assets.

(7)
Commitments and Contingencies
(a)
Lease Agreements

    The Company leases certain office space and an automobile under cancelable or transferable operating leases. Rental expense under these leases was $71,334 and $74,024, during the years ended August 31, 1999 and 1998, respectively.

  (b)
  Sales Representative Agreements

    The Company has sales agreements in place with certain independent representatives in the United States and overseas. These agreements require that the Company pay the representatives commissions, on a monthly basis, which are based upon a specified percentage of sales.

  (c)
  Royalties

    The Company is required to remit a royalty payment of $.07 for each Smart Card that is manufactured and sold, to an independent party. The expense recognized for the royalty agreement was approximately $103,000 and $83,000 in fiscal 1999 and 1998, respectively.

(8)
Subsequent Events

    On March 6, 2000, the Company merged with HEI, Inc., a publicly-held company. Each share of the Company's common stock outstanding was canceled and exchanged for 5 shares of HEI common stock.

HEI, Inc.

Pro Forma Consolidated Statements of Operations (Unaudited)

(In thousands, except per share amounts)

	12 Mos Ended Aug 31, 1999			12 Mos Ended Aug 31, 1998
	HEI	Cross	Cons	HEI	Cross	Cons
Net sales	$24,323	$4,766	$29,089	$20,805	$3,961	$24,766
Cost of sales	19,733	2,645	22,378	16,592	2,513	19,105

Gross profit	4,590	2,121	6,711	4,213	1,448	5,661

Operating expenses:
Selling general and administrative	3,475	1,139	4,614	2,375	1,117	3,492
Research and development	1,343	—	1,343	852	—	852
Severance costs	490	—	490	—	—	—
Proxy/change of control costs	—	—	—	5,664	—	5,664

Operating income (loss)	(718)	982	264	(4,678)	331	(4,347)

Other income (expense), net	380	(9)	371	580	(5)	575

Income (loss) before taxes	(338)	973	635	(4,098)	326	(3,772)
Income tax expense (benefit)	(115)	357	242	(1,471)	117	(1,354)

Net income (loss)	$(223)	$616	$393	$(2,627)	$209	$(2,418)

Net income (loss) per common share
Basic			$0.08			$(0.52)
Diluted			$0.08			$(0.52)

Weighted average common shares outstanding
Basic			4,698			4,685
Diluted			4,701			4,685

Notes to Pro Forma Consolidated Statements of Operations

    The unaudited pro forma financial information gives effect to the acquisition of Cross Technology, Inc. and the issuance of 600,000 shares of HEI common stock as if the transaction occurred as of September 1, 1997.

    The weighted average common shares outstanding calculation reflects the 600,000 shares of common stock issued in conjunction with the pooling as if they had been issued as of September 1, 1997.

QuickLinks

  Item 2. Acquisition or Disposition of Assets.
  Item 7. Financial Statements and Exhibits.
INDEX TO EXHIBITS
SIGNATURES
Table of Contents
Independent Auditors' Report
Notes to Pro Forma Consolidated Statements of Operations